                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                 MASTER SERVICER

                                      [TBD]
                                     TRUSTEE


                                DECEMBER 12, 2005


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
--------------------------------------------------------------------------------



                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                  MERRILL LYNCH
                                   326 RECORDS
                               BALANCE: 52,024,861
                                      FFML

SELECTION CRITERIA: CDOCCSTAT IN 'I'
TABLE OF CONTENTS

1.  Mortgage Loan Characteristics
2.  Lien Position
3.  Occupancy
4.  Loan Type
5.  Amortization Type
6.  Year of Origination
7.  Loan Purpose
8.  Property Type
9.  Range of Mortgage Rates
10. Range of Remaining Months to Stated Maturity
11. Range of Original Mortgage Loan Principal Balances
12. Product Types
13. Adjustment Type
14. Amortization Type
15. State Distributions of Mortgaged Properties
16. Range of Original Loan-to-Value Ratios
17. Loan Purpose
18. Property Type
19. Documentation
20. Occupancy
21. Mortgage Loans Age Summary (Months)
22. Original Prepayment Penalty Term
23. Range of Credit Scores
24. Range of Gross Margins
25. Range of Maximum Mortgage Rates
26. Next Adjustment Date
27. Top 10 City Concentrations
28. Top 10 ZIP Concentrations


1. MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance:                  $52,024,861
Aggregate Original Principal Balance:                     $52,090,246
Number of Mortgage Loans:                                         326
:                                            Minimum      Maximum         Average (1)
Original Principal Balance:                   $20,000        $664,500         $159,786
Outstanding Principal Balance:                $20,000        $664,500         $159,585
:                                            Minimum      Maximum         Weighted Average (2)
Original Term (mos):                              180             360              359
Stated remaining Term (mos):                      178             359              357
Loan Age (mos):                                     1               7                2
Current Interest Rate:                          5.75%           9.50%            7.52%
Initial Interest Rate Cap:                      1.00%           3.00%            2.99%
Periodic Rate Cap:                              1.00%           1.00%            1.00%
Gross Margin:                                   5.00%           7.63%            5.67%
Maximum Mortgage Rate:                         11.75%          15.50%           13.47%
Minimum Mortgage Rate:                          5.75%           9.50%            7.47%
Months to Roll:                                     3              58               25
Original Loan-to-Value:                        29.93%          95.00%           83.22%
Credit Score (3):                                 563             809              685
:                                            Earliest     Latest
Maturity Date:                                  44105           49614

2. LIEN POSITION

LIEN POSITION                                                PERCENT OF
                                                              MORTGAGE
                                                                POOL
                                                             ----------
1st Lien                                                        100.00%
                                                                ------
TOTAL:                                                          100.00%
                                                                ======


3. OCCUPANCY

OCCUPANCY                                                    PERCENT OF
                                                              MORTGAGE
                                                                POOL
                                                             ----------
Investment                                                      100.00%
                                                                ------
TOTAL:                                                          100.00%
                                                                ======


4. LOAN TYPE

LOAN TYPE                                                    PERCENT OF
                                                              MORTGAGE
                                                                POOL
                                                             ----------
Fixed Rate                                                       11.21%
ARM                                                              88.79
                                                                ------
TOTAL:                                                          100.00%
                                                                ======


5. AMORTIZATION TYPE

AMORTIZATION TYPE                                            PERCENT OF
                                                              MORTGAGE
                                                                POOL
                                                             ----------
Fully Amortizing                                                 42.80%
Interest-Only                                                     57.2
                                                                 ------
TOTAL:                                                          100.00%
                                                                ======


6. YEAR OF ORIGINATION

YEAR OF ORIGINATION                                          PERCENT OF
                                                              MORTGAGE
                                                                POOL
                                                             ----------
2005                                                            100.00%
                                                                ------
TOTAL:                                                          100.00%
                                                                ======


7. LOAN PURPOSE

LOAN PURPOSE                                                 PERCENT OF
                                                              MORTGAGE
                                                                POOL
                                                             ----------
Purchase                                                         70.42%
Refinance - Rate Term                                             4.66
Refinance - Cashout                                              24.92
                                                                ------
TOTAL:                                                          100.00%
                                                                ======


8. PROPERTY TYPE

PROPERTY TYPE                                                PERCENT OF
                                                             MORTGAGE
                                                                POOL
                                                             ----------
Single Family Residence                                          58.94%
2-4 Family                                                       16.98
Planned Unit Development                                         14.38
Condo                                                              9.7
                                                                ------
TOTAL:                                                          100.00%
                                                                ======

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

9. RANGE OF MORTGAGE RATES

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                               MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF MORTGAGE RATES          LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-----------------------          -----      -----------     ----      ------     -----   -----------     ---        ---        --
5.501% to 6.000%                       6       $995,795       1.91%     5.91%       688     $165,966    76.89%      100.00%   55.99%
6.001% to 6.500%                      19      4,496,229        8.64     6.344       680      236,644     77.27        90.89    78.14
6.501% to 7.000%                      41      6,829,529       13.13     6.807       688      166,574     76.06        87.12    54.11
7.001% to 7.500%                      75     13,316,588        25.6     7.366       686      177,555     82.25        87.22    61.08
7.501% to 8.000%                      98     15,728,651       30.23     7.815       682      160,496     85.38         85.1    46.73
8.001% to 8.500%                      63      8,166,786        15.7     8.244       691      129,632     89.14        94.83    70.96
8.501% to 9.000%                      22      2,407,636        4.63     8.752       685      109,438     88.66        95.82    29.69
9.001% to 9.500%                       2         83,647        0.16       9.5       646       41,824     77.31        36.55        0
                                     ---    -----------     -------     -----       ---     --------    ------      -------   ------
TOTAL:                               326    $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                     ===    ===========     =======     =====       ===     ========    ======      ======    ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.750% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.517% per annum.


10. RANGE OF REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
RANGE OF                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
REMAINING MONTHS               MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
TO STATED MATURITY               LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
------------------               -----      -----------     ----      ------     -----   -----------     ---        ---        --
169 to 180                             4       $211,141       0.41%     7.85%       642      $52,785    73.13%       47.50%    0.00%
349 to 360                           322     51,813,720       99.59     7.516       686      160,912     83.26         88.8    57.44
                                     ---     ----------     -------     -----       ---     --------    ------       ------   ------
TOTAL:                               326    $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                     ===    ===========     =======     =====       ===     ========    ======       ======   ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 178 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.


11. RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL MORTGAGE     MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PRINCIPAL BALANCES          LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-----------------------          -----      -----------     ----      ------     -----   -----------     ---        ---        --
$50,000 or less                       56     $2,176,080       4.18%     8.08%       670      $38,859    82.06%       80.55%    4.71%
$50,001 to $100,000                   64      4,798,895        9.22     7.597       688       74,983     83.84        86.61    26.13
$100,001 to $150,000                  66      8,073,338       15.52     7.392       687      122,323     82.29        87.18    43.25
$150,001 to $200,000                  53      9,186,990       17.66     7.557       682      173,339     84.38        88.73     58.9
$200,001 to $250,000                  25      5,612,052       10.79     7.568       698      224,482     86.05        91.24    63.77
$250,001 to $300,000                  19      5,294,543       10.18     7.463       686      278,660     84.14        79.17    78.63
$300,001 to $350,000                  18      5,897,350       11.34     7.391       703      327,631     84.01        94.31    61.35
$350,001 to $400,000                  11      4,131,875        7.94     7.655       678      375,625     80.62        90.57    63.83
$400,001 to $450,000                   4      1,697,273        3.26     7.511       619      424,318      79.9          100     47.9
$450,001 to $500,000                   7      3,257,464        6.26     7.831       684      465,352     86.46           86    85.68
$550,001 to $600,000                   1        588,000        1.13     6.625       685      588,000        80          100      100
$600,001 to $650,000                   1        646,500        1.24      6.75       712      646,500     58.77          100      100
$650,001 to $700,000                   1        664,500        1.28     6.375       666      664,500        75          100      100
                                     ---    -----------     -------     -----       ---     --------    ------       ------   ------
TOTAL:                               326    $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                     ===    ===========     =======     =====       ===     ========    ======       ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $20,000 to approximately $664,500 and the average outstanding principal balance of the Mortgage Loans was approximately $159,585.


12. PRODUCT TYPES

                                             AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE  PRINCIPAL    AVERAGE    FULL OR
                               MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PRODUCT TYPES                    LOANS      OUTSTANDING     POOL      COUPON      SCORE  OUTSTANDING     LTV        DOC        IO
-------------                   ------      -----------     ----      ------      -----  -----------     ---        ---        --
Fixed - 15 Year                        4       $211,141       0.41%     7.85%       642      $52,785    73.13%       47.50%    0.00%
Fixed - 30 Year                       53      5,622,321       10.81     7.936       688      106,082     80.41        93.58    11.06
ARM - 6 Month                          1        188,983        0.36     6.875       705      188,983        90          100      100
ARM - 1 Year/6 Month                   1         85,382        0.16     7.875       705       85,382        95          100        0
ARM - 2 Year/6 Month                 197     35,031,634       67.34     7.499       683      177,826     83.56        89.78    64.98
ARM - 3 Year/6 Month                  67     10,249,403        19.7     7.366       690      152,976     83.54        81.86    56.64
ARM - 5 Year/6 Month                   3        635,998        1.22     7.273       722      211,999     83.63          100    59.62
                                     ---    -----------     -------     -----       ---     --------    ------       ------   ------
TOTAL:                               326    $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                     ===    ===========     =======     =====       ===     ========    ======       ======   ======

13. ADJUSTMENT TYPE

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                               MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT TYPE                  LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
---------------                  -----      -----------     ----      ------     -----   -----------     ---        ---        --
ARM                                  269    $46,191,399      88.79%     7.47%       685     $171,715    83.61%       88.22%   63.08%
Fixed Rate                            57      5,833,462       11.21     7.933       686      102,341     80.15        91.92    10.66
                                     ---    -----------     -------     -----       ---     --------    ------       ------   ------
TOTAL:                               326    $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                     ===    ===========     =======     =====       ===     ========    ======       ======   ======


14. AMORTIZATION TYPE

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                               MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
AMORTIZATION TYPE                LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-----------------                -----      -----------     ----      ------     -----   -----------     ---        ---        --
Fully Amortizing                     189    $22,265,041      42.80%     7.59%       678     $117,804    82.05%       87.58%    0.00%
60 Month Interest-Only               137     29,759,820        57.2     7.465       691      217,225     84.09        89.43      100
                                     ---    -----------     -------     -----       ---     --------    ------       ------   ------
TOTAL:                               326    $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                     ===    ===========     =======     =====       ===     ========    ======       ======   ======


15. STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
STATE DISTRIBUTIONS            MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
OF MORTGAGED PROPERTIES          LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-----------------------          -----      -----------     ----      ------     -----   -----------     ---        ---        --
Alabama                                1        $49,926       0.10%     7.50%       631      $49,926    80.00%      100.00%    0.00%
Arizona                                4        838,674        1.61     7.499       708      209,668     88.88          100    81.44
Arkansas                               4        145,149        0.28     7.873       732       36,287        90          100        0
California                            54     15,173,340       29.17     7.317       680      280,988      81.7        93.48    72.03
Colorado                               2        344,000        0.66     7.881       597      172,000        80          100      100
Delaware                               1        130,910        0.25     7.625       777      130,910        95          100        0
Florida                               53      8,676,962       16.68     7.568       681      163,716     82.95        84.65    61.59
Georgia                               16      2,452,749        4.71     7.755       685      153,297     87.51        86.01    58.81
Idaho                                  1        302,020        0.58       7.5       661      302,020        90          100        0
Illinois                              26      3,247,261        6.24     7.622       700      124,895     86.29        90.22    32.68
Indiana                                6        389,646        0.75     8.202       667       64,941     86.89          100    24.43
Kansas                                 1         60,300        0.12     7.999       665       60,300        90          100      100
Kentucky                               3        133,817        0.26     7.941       674       44,606     91.62          100        0
Maine                                  1         35,947        0.07     8.125       710       35,947        90          100        0
Maryland                               7        882,552         1.7     8.306       740      126,079      93.5          100    11.22
Massachusetts                          2        536,803        1.03     8.215       644      268,402     82.33          100    72.09
Michigan                              18      1,671,371        3.21     7.752       704       92,854     88.92        87.98    39.03
Minnesota                              8      2,043,161        3.93     7.216       723      255,395     82.63          100    91.16
Missouri                               3        157,811         0.3      7.46       719       52,604     77.16          100    53.23
Nebraska                               3        350,464        0.67     7.375       669      116,821        90          100        0
Nevada                                 5      1,043,750        2.01     7.267       666      208,750      84.5        85.74      100
New Jersey                             6      1,580,106        3.04     7.787       689      263,351     72.58        75.35    18.99
New Mexico                             1        121,400        0.23      7.75       651      121,400     89.99          100      100
New York                              23      2,284,729        4.39     7.654       668       99,336      79.6        93.62    24.06
North Carolina                         5        427,071        0.82     7.537       693       85,414     81.81          100    64.97
Ohio                                  22      1,702,151        3.27     7.539       695       77,370     83.49        84.47    52.56
Oklahoma                               1         56,250        0.11     8.125       695       56,250        90          100      100
Oregon                                 7      1,015,164        1.95     7.272       682      145,023     83.06          100    73.48
Pennsylvania                           6        387,588        0.75     7.577       651       64,598      84.5          100    40.57
South Carolina                         2        164,525        0.32     6.927       639       82,263        80        58.25        0
South Dakota                           2        165,412        0.32      7.53       692       82,706        80          100     23.7
Tennessee                              3        171,092        0.33     7.818       693       57,031     91.51          100        0
Texas                                  8      1,058,347        2.03     7.873       703      132,293     84.11        52.67        0
Utah                                   4        448,020        0.86     7.477       701      112,005     81.28        89.86    28.78
Virginia                               3        842,287        1.62     7.443       695      280,762     82.88        45.86    54.14
Washington                             9      2,479,158        4.77     7.312       683      275,462     83.18        71.35    73.38
Wisconsin                              5        454,947        0.87     8.047       650       90,989     78.15          100     27.7
                                     ---    -----------     -------     -----       ---     --------    ------       ------   ------
TOTAL:                               326    $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                     ===    ===========     =======     =====       ===     ========    ======       ======   ======

(1) No more than approximately 1.56% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

16. RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL              MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN-TO-VALUE RATIOS            LOANS       OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
--------------------            -----       -----------     ----      ------     -----   -----------     ---        ---        --
20.01% to 30.00%                       1        $45,432       0.09%     7.50%       652      $45,432    29.93%        0.00%    0.00%
30.01% to 40.00%                       1        111,000        0.21     7.625       575      111,000     34.69          100      100
40.01% to 50.00%                       3        791,383        1.52     7.646       723      263,794     46.53        50.79    43.85
50.01% to 60.00%                       9      1,820,905         3.5     6.897       674      202,323     56.89        93.97    43.74
60.01% to 70.00%                      22      2,609,575        5.02     7.355       642      118,617     67.33        86.83    25.95
70.01% to 75.00%                      14      3,199,860        6.15     6.907       659      228,561     74.33         71.1    64.22
75.01% to 80.00%                      99     16,278,352       31.29     7.102       673      164,428     79.89        81.03    58.78
80.01% to 85.00%                      23      2,597,272        4.99     7.827       676      112,925     84.81         61.1     68.6
85.01% to 90.00%                     107     16,874,497       32.44     7.898       687      157,706     89.98          100    58.74
90.01% to 95.00%                      47      7,696,584       14.79     7.897       737      163,757        95          100    58.62
                                     ---    -----------     -------     -----       ---     --------    ------       ------   ------
TOTAL:                               326    $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                     ===    ===========     =======     =====       ===     ========    ======       ======   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 29.93% to 95.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.


17. LOAN PURPOSE

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                               MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PURPOSE                     LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
------------                     -----      -----------     ----      ------     -----   -----------     ---        ---        --
Purchase                             234    $36,636,129      70.42%     7.71%       695     $156,565    87.07%       87.37%   58.36%
Refinance - Cashout                   78     12,963,476       24.92     7.026       659      166,198     75.08        91.34    56.55
Refinance - Rate Term                 14      2,425,256        4.66     7.173       678      173,233      68.6        93.37    43.15
                                     ---    -----------     -------     -----       ---     --------    ------       ------   ------
TOTAL:                               326    $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                     ===    ===========     =======     =====       ===     ========    ======       ======   ======


18. PROPERTY TYPE

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                               MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PROPERTY TYPE                    LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-------------                    -----      -----------     ----      ------     -----   -----------     ---        ---        --
Single Family Residence              203    $30,663,783      58.94%     7.49%       689     $151,053    83.66%       89.50%   60.13%
2-4 Family                            59      8,831,603       16.98     7.554       685      149,688      83.6        91.68    43.79
Planned Unit Development              34      7,481,108       14.38     7.705       668      220,033     84.39        80.22    60.05
Condo                                 30      5,048,367         9.7     7.343       690      168,279     78.18        90.52    58.64
                                     ---    -----------     -------     -----       ---     --------    ------       ------   ------
TOTAL:                               326    $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                     ===    ===========     =======     =====       ===     ========    ======       ======   ======


19. DOCUMENTATION

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                               MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
DOCUMENTATION                    LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-------------                    -----      -----------     ----      ------     -----   -----------     ---        ---        --
Full                                 283    $46,113,161      88.64%     7.52%       684     $162,944    84.14%      100.00%   57.71%
No Income Verifier                    43      5,911,700       11.36      7.51       696      137,481     76.07            0    53.23
                                     ---    -----------     -------     -----       ---     --------    ------      -------   ------
TOTAL:                               326    $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                     ===    ===========     =======     =====       ===     ========    ======       ======   ======

20. OCCUPANCY

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                               MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
OCCUPANCY                        LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
---------                        -----     -----------      ----      ------     -----   -----------     ---        ---        --
Investment                           326    $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                     ---    -----------     ------      ----        ---     --------    ------       -----    -----
TOTAL:                               326    $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                     ===    ===========     ======      =====       ===     ========    ======       ======   =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


21. MORTGAGE LOANS AGE SUMMARY (MONTHS)

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
MORTGAGE LOANS AGE SUMMARY     MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
(MONTHS)                         LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
--------                         -----      -----------     ----      ------     -----   -----------     ---        ---        --
1                                      1       $173,624       0.33%     7.63%       716     $173,624    95.00%      100.00%    0.00%
2                                    300     47,552,570        91.4     7.514       686      158,509     82.92        88.49    57.52
3                                     17      3,286,673        6.32     7.531       682      193,334     86.13        98.33    42.47
4                                      6        652,694        1.25     7.443       702      108,782     85.27        40.95      100
6                                      1        163,800        0.31     8.375       682      163,800        90          100      100
7                                      1        195,500        0.38     7.625       600      195,500        85          100      100
                                     ---    -----------     -------     -----       ---     --------    ------       ------   ------
TOTAL:                               326    $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                     ===    ===========     =======     =====       ===     ========    ======       ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.


22. ORIGINAL PREPAYMENT PENALTY TERM

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                              NUMBER OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
ORIGINAL PREPAYMENT           MORTGAGE        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PENALTY TERM                    LOANS       OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
------------                    -----       -----------     ----      ------     -----   -----------     ---        ---        --
None                                112     $18,568,417      35.69%     7.88%       691     $165,789    85.83%       87.57%   52.29%
12 Months                            23       4,338,707        8.34     7.667       694      188,639      81.1        90.24    77.31
24 Months                           119      19,373,987       37.24     7.294       680      162,807     80.84        89.56    59.22
36 Months                            72       9,743,750       18.73     7.202       683      135,330     83.93        88.11    53.59
                                    ---     -----------     -------     -----       ---     --------    ------       ------   ------
TOTAL:                              326     $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                    ===     ===========     =======     =====       ===     ========    ======       ======   ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.


23. RANGE OF CREDIT SCORES

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                               MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES           LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
----------------------           -----      -----------     ----      ------     -----   -----------     ---        ---        --
551 to 575                             4     $239,907       0.46%     7.74%       573      $59,977    51.00%      100.00%   46.27%
576 to 600                            16    2,587,096        4.97     7.769       591      161,693     76.07        97.95    37.09
601 to 625                            22    3,021,062        5.81     7.389       619      137,321     72.31        98.84    30.86
626 to 650                            45    7,281,327          14     7.614       641      161,807     83.05        90.44    49.73
651 to 675                            69   12,479,775       23.99     7.433       664      180,866     82.77        88.74    60.26
676 to 700                            55    8,151,270       15.67     7.336       690      148,205     83.16        82.84    64.15
701 to 725                            43    7,105,579       13.66     7.526       712      165,246     86.14        84.84    62.65
726 to 750                            32    4,722,670        9.08     7.582       738      147,583     87.27        90.19    74.39
751 to 775                            22    3,672,882        7.06     7.759       764      166,949     90.16        81.31    52.65
776 to 800                            16    2,419,579        4.65     7.687       788      151,224     83.81        96.04    50.54
801 to 825                             2      343,715        0.66     7.102       807      171,858     82.74          100    77.24
                                     ---  -----------     -------     -----       ---     --------    ------       ------   ------
TOTAL:                               326  $52,024,861     100.00%     7.52%       685     $159,585    83.22%       88.64%   57.20%
                                     ===  ===========     =======     =====       ===     ========    ======       ======   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 563 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 685.

24. RANGE OF GROSS MARGINS

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                               MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF GROSS MARGINS           LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
----------------------           -----      -----------     ----      ------     -----   -----------     ---        ---        --
4.501% to 5.000%                      30     $6,320,005      13.68%     6.60%       667     $210,667    77.12%       79.48%   79.32%
5.001% to 5.500%                      82     17,070,916       36.96     7.359       681      208,182     82.36        86.05    74.04
5.501% to 6.000%                      72     12,419,416       26.89     7.602       681      172,492     85.21        96.61    53.85
6.001% to 6.500%                      67      8,214,546       17.78     7.918       707      122,605      86.3        83.68    41.81
6.501% to 7.000%                      14      1,939,107         4.2     8.339       715      138,508     92.71          100    70.32
7.001% to 7.500%                       3        110,048        0.24     8.578       755       36,683        95          100        0
7.501% to 8.000%                       1        117,362        0.25         8       721      117,362     94.99          100        0
                                     ---    -----------     -------     -----       ---     --------    ------       ------   ------
TOTAL:                               269    $46,191,399     100.00%     7.47%       685     $171,715    83.61%       88.22%   63.08%
                                     ===    ===========     =======     =====       ===     ========    ======       ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.000% per annum to 7.625% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.671% per annum.


25. RANGE OF MAXIMUM MORTGAGE RATES

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF MAXIMUM               MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                   LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
--------------                   -----      -----------     ----      ------     -----   -----------     ---        ---        --
11.501% to 12.000%                     5       $917,579       1.99%     5.92%       678     $183,516    78.49%      100.00%   60.76%
12.001% to 12.500%                    18      4,352,580        9.42     6.343       677      241,810     77.18        90.58    80.72
12.501% to 13.000%                    40      6,760,842       14.64     6.805       689      169,021     76.02           88    54.66
13.001% to 13.500%                    62     12,076,135       26.14     7.367       685      194,776     83.67        85.91    64.48
13.501% to 14.000%                    81     13,947,530        30.2     7.819       687      172,192     86.46        85.24     51.9
14.001% to 14.500%                    47      6,772,865       14.66     8.244       692      144,104     89.31        95.06    83.14
14.501% to 15.000%                    15      1,310,791        2.84      8.71       658       87,386     87.93        94.61    54.54
15.001% to 15.500%                     1         53,078        0.11       9.5       584       53,078        70            0        0
                                     ---    -----------     -------     -----       ---     --------    ------       ------   ------
TOTAL:                               269    $46,191,399     100.00%     7.47%       685     $171,715    83.61%       88.22%   63.08%
                                     ===    ===========     =======     =====       ===     ========    ======       ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.750% per annum to 15.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.465% per annum.


26. NEXT ADJUSTMENT DATE

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                               MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
NEXT ADJUSTMENT DATE             LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
--------------------             -----      -----------     ----      ------     -----   -----------     ---        ---        --
38777                                  1       $188,983       0.41%     6.88%       705     $188,983    90.00%      100.00%  100.00%
38991                                  1         85,382        0.18     7.875       705       85,382        95          100        0
39203                                  1        195,500        0.42     7.625       600      195,500        85          100      100
39295                                  2        251,994        0.55      7.67       715      125,997     86.96        39.28      100
39326                                 13      2,719,807        5.89     7.569       681      209,216     85.14        97.98    44.37
39356                                180     31,690,709       68.61     7.491       683      176,059     83.33        89.36    66.61
39387                                  1        173,624        0.38     7.625       716      173,624        95          100        0
39661                                  4        400,700        0.87     7.301       694      100,175      84.2           42      100
39692                                  3        377,883        0.82     7.584       671      125,961     91.33          100        0
39722                                 60      9,470,820        20.5      7.36       691      157,847     83.21        82.82    57.06
40452                                  3        635,998        1.38     7.273       722      211,999     83.63          100    59.62
                                     ---    -----------     -------     -----       ---     --------    ------       ------   ------
TOTAL:                               269    $46,191,399     100.00%     7.47%       685     $171,715    83.61%       88.22%   63.08%
                                     ===    ===========     =======     =====       ===     ========    ======       ======   ======

27. TOP 10 CITY CONCENTRATIONS

TOP 10 CITY         LOAN                                                              WTD AVG  WTD AVG
CONCENTRATIONS      COUNT      $ AVGE LOAN AMOUNT  % OF POOL  AGG $ BALANCE    WAC      LTV     FICO
--------------      -----      ------------------  ---------  -------------    ---      ---     ----
Los Angeles CA          4              344,106.83       2.65   1,376,427.32  6.99276     70.9      693
Palmdale CA             4              254,700.00       1.96   1,018,800.00  7.47681    85.12      694
Atlanta GA              5              187,942.12       1.81     939,710.58  7.87371    85.81      657
Orlando FL              6              136,824.96       1.58     820,949.73  7.57561    81.64      675
Chicago IL              5              149,514.08       1.44     747,570.42  7.62981    84.39      708
Naples FL               2              353,906.11       1.36     707,812.21  6.73079       80      677
Lancaster CA            2              334,100.00       1.28     668,200.00    7.999       90      728
Santa Cruz CA           1              664,500.00       1.28     664,500.00    6.375       75      666
Prior Lake MN           1              646,500.00       1.24     646,500.00     6.75    58.77      712
Vancouver WA            2              319,491.61       1.23     638,983.21  7.41186    84.19      682
Other                 294              148,963.97      84.18  43,795,407.54  7.55977    83.94      685
                      ---              ----------      -----  -------------  -------    -----      ---
TOTAL:                326              159,585.46        100  52,024,861.01  7.51742    83.22      685
                      ===              ==========      =====  =============  =======    =====      ===


28. TOP 10 ZIP CONCENTRATIONS

TOP 10 ZIP          LOAN                                                               WTD AVG WTD AVG
CONCENTRATIONS      COUNT      $ AVGE LOAN AMOUNT  % OF POOL  AGG $ BALANCE    WAC       LTV    FICO
--------------      -----      ------------------  ---------  -------------    ---       ---    ----
93550 CA                3              270,600.00       1.56     811,800.00  7.31153    83.88      696
93536 CA                2              334,100.00       1.28     668,200.00    7.999       90      728
95062 CA                1              664,500.00       1.28     664,500.00    6.375       75      666
55372 MN                1              646,500.00       1.24     646,500.00     6.75    58.77      712
92392 CA                3              206,149.60       1.19     618,448.81  7.65565     77.4      653
92307 CA                2              307,302.63       1.18     614,605.25   7.6331    83.56      651
34102 FL                1              588,000.00       1.13     588,000.00    6.625       80      685
30312 GA                2              271,650.00       1.04     543,300.00  7.99531    89.99      689
32937 FL                2              258,643.51       0.99     517,287.02  7.17325    75.29      674
93311 CA                2              253,500.00       0.97     507,000.00  6.88166    81.79      665
Other                 307              149,332.96      88.12  45,845,219.93  7.55471    83.71      686
                      ---              ----------      -----  -------------  -------    -----      ---
TOTAL:                326              159,585.46        100  52,024,861.01  7.51742    83.22      685
                      ===              ==========      =====  =============  =======    =====      ===



                                                          CDOCCSTAT IN 'I'
BACK
DEBT                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
TO             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT           PERCENT
INCOME          MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ORIGINAL   FULL    PERCENT  SILENT
RATIO            LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      CLTV      DOC      IO     SECOND
-----            -----      -----------      ----      ------     -----   -----------     ---      ----      ---      --     ------
0.01 to 5.00           1     $229,500.00       0.44%     8.25%       671     $229,500    90.00%    90.00%  100.00%  100.00%    0.00%
5.01 to 10.00          6     $473,728.62       0.91%     7.52%       709      $78,955    82.64%    82.64%   73.35%   84.49%    0.00%
10.01 to 15.00        11   $2,394,151.68       4.60%     7.55%       681     $217,650    85.36%    85.37%   94.01%   68.17%    0.00%
15.01 to 20.00        11   $2,093,889.84       4.02%     7.37%       688     $190,354    79.50%    79.50%  100.00%   65.61%    0.00%
20.01 to 25.00        23   $4,480,752.73       8.61%     7.58%       705     $194,815    83.16%    83.17%   83.86%   34.81%    0.00%
25.01 to 30.00        26   $4,037,791.85       7.76%     7.78%       692     $155,300    83.85%    83.85%   84.01%   63.22%    0.00%
30.01 to 35.00        28   $3,984,579.97       7.66%     7.61%       688     $142,306    84.94%    84.94%   82.54%   50.43%    0.00%
35.01 to 40.00        44   $6,847,708.21      13.16%     7.47%       676     $155,630    83.63%    83.63%   86.18%   61.41%    0.00%
40.01 to 45.00        62   $9,701,980.47      18.65%     7.35%       682     $156,484    82.77%    82.77%   93.86%   61.89%    0.00%
45.01 to 50.00        69  $11,391,743.16      21.90%     7.50%       686     $165,098    81.49%    81.49%   82.13%   55.38%    0.00%
50.01 to 55.00        45   $6,389,034.48      12.28%     7.59%       679     $141,979    85.34%    85.34%  100.00%   54.53%    0.00%
                     ---   -------------     ------      -----       ---     --------    ------    ------  -------   ------    -----
TOTAL:               326  $52,024,861.01     100.00%     7.52%       685     $159,585    83.22%    83.22%   88.64%   57.20%    0.00%
                     ===  ==============     =======     =====       ===     ========    ======    ======   ======   ======    =====

                                    INVESTOR

MORTGAGE LOAN
CHARACTERISTICS

Aggregate Outstanding Principal Balance            $52,024,861
Aggregate Original Principal Balance               $52,090,246
Number of Mortgage Loans                               326

                                 MINIMUM              MAXIMUM             AVERAGE (1)
                                 -------              -------             -----------
Original Principal Balance      $20,000              $664,500              $159,786
Outstanding Principal Balance   $20,000              $664,500              $159,585

                                 MINIMUM              MAXIMUM          WEIGHTED AVERAGE (2)
                                 -------              -------          --------------------
Original Term (mos)               180                  360                    359
Stated Remaining Term (mos)       178                  359                    357
Loan Age (mos)                     1                    7                      2
Current Interest Rate            5.750%               9.500%                7.517%
Initial Interest Rate Cap        1.000%               3.000%                2.990%
Periodic Rate Cap                1.000%               1.000%                1.000%
Gross Margin                     5.000%               7.625%                5.671%
Maximum Mortgage Rate           11.750%              15.500%                13.465%
Minimum Mortgage Rate            5.750%               9.500%                7.465%
Months to Roll                     3                    58                    25
Original Loan-to-Value           29.93%               95.00%                83.22%
Credit Score (3)                  563                  809                    685

                                EARLIEST              LATEST
                                --------              ------
Maturity Date                  10/01/2020           11/01/2035


                            PERCENT OF
                          MORTGAGE POOL
                          -------------
LIEN POSITION

1st Lien                    100.00%

OCCUPANCY

Primary
Second Home
Investment                  100.00%

LOAN TYPE

Fixed Rate                   11.21%
ARM                           88.79


AMORTIZATION TYPE

Fully Amortizing             42.80%
Interest-Only                 57.20
Balloon                        0.00


YEAR OF ORIGINATION

2004                          0.00%
2005                         100.00

LOAN PURPOSE

Purchase                     70.42%
Refinance - Rate Term          4.66
Refinance - Cashout           24.92

PROPERTY TYPE

Single Family Residence      58.94%
Planned Unit Development      16.98


Condominium                   14.38
Two-to-Four Family             9.70
Modular Home                   0.00



(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                 AGGREGATE                                  WEIGHTED    AVERAGE     WEIGHTED
                   NUMBER OF     PRINCIPAL       PERCENT OF       WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      PERCENT
RANGE OF            MORTGAGE      BALANCE         MORTGAGE        AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
MORTGAGE RATES       LOANS      OUTSTANDING         POOL           COUPON     SCORE   OUTSTANDING     LTV          DOC        IO
--------------       -----      -----------         ----           ------     -----   -----------     ---          ---        --
5.501% to 6.000%       6           $995,795        1.91%           5.910%      688      $165,966    76.89%      100.00%      55.99%

6.001% to 6.500%      19          4,496,229         8.64            6.344      680       236,644     77.27        90.89       78.14

6.501% to 7.000%      41          6,829,529        13.13            6.807      688       166,574     76.06        87.12       54.11

7.001% to 7.500%      75         13,316,588        25.60            7.366      686       177,555     82.25        87.22       61.08

7.501% to 8.000%      98         15,728,651        30.23            7.815      682       160,496     85.38        85.10       46.73

8.001% to 8.500%      63          8,166,786        15.70            8.244      691       129,632     89.14        94.83       70.96

8.501% to 9.000%      22          2,407,636         4.63            8.752      685       109,438     88.66        95.82       29.69

9.001% to 9.500%       2             83,647         0.16            9.500      646        41,824     77.31        36.55        0.00
                     ---        -----------      ------            -----       ---      --------    -----        -----       -----
TOTAL:               326        $52,024,861      100.00%           7.517%      685      $159,585    83.22%       88.64%      57.20%
                     ===        ===========      ======            =====       ===      ========    =====        =====       =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.750% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.517% per annum.





REMAINING MONTHS TO STATED MATURITY

                                       AGGREGATE                                 WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                  NUMBER OF    PRINCIPAL      PERCENT OF       WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
REMAINING MONTHS           MORTGAGE     BALANCE        MORTGAGE        AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
TO STATED MATURITY          LOANS     OUTSTANDING        POOL           COUPON     SCORE   OUTSTANDING     LTV        DOC      IO
------------------          -----     -----------        ----           ------     -----   -----------     ---        ---      --
169 to 180                    118       $12,118,222       0.62%        7.017%      647      $102,697      71.23%     60.22%  13.63%

229 to 240                      2           260,945        0.01         7.895      624       130,473       94.54       0.00    0.00
                            -----    --------------     ------         -----       ---      --------      -----      -----   -----
TOTAL:                      9,194    $1,965,157,627     100.00%        6.838%      656      $213,743      80.13%     62.60%  65.65%
                            =====    ==============     ======         =====       ===      ========      =====      =====   =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 178 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                       AGGREGATE                                 WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
ORIGINAL MORTGAGE LOAN   MORTGAGE       BALANCE        MORTGAGE        AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
PRINCIPAL BALANCES        LOANS       OUTSTANDING        POOL           COUPON     SCORE   OUTSTANDING     LTV        DOC       IO
------------------        -----       -----------        ----           ------     -----   -----------     ---        ---       --
$50,000 or less           56          $2,176,080         4.18%          8.077%       670       $38,859    82.06%     80.55%   4.71%

$50,001 to $100,000       64           4,798,895          9.22           7.597       688        74,983     83.84      86.61   26.13

$100,001 to $150,000      66           8,073,338         15.52           7.392       687       122,323     82.29      87.18   43.25

$150,001 to $200,000      53           9,186,990         17.66           7.557       682       173,339     84.38      88.73   58.90

$200,001 to $250,000      25           5,612,052         10.79           7.568       698       224,482     86.05      91.24   63.77

$250,001 to $300,000      19           5,294,543         10.18           7.463       686       278,660     84.14      79.17   78.63

$300,001 to $350,000      18           5,897,350         11.34           7.391       703       327,631     84.01      94.31   61.35

$350,001 to $400,000      11           4,131,875          7.94           7.655       678       375,625     80.62      90.57   63.83

$400,001 to $450,000       4           1,697,273          3.26           7.511       619       424,318     79.90     100.00   47.90

$450,001 to $500,000       7           3,257,464          6.26           7.831       684       465,352     86.46      86.00   85.68

$550,001 to $600,000       1             588,000          1.13           6.625       685       588,000     80.00     100.00  100.00

$600,001 to $650,000       1             646,500          1.24           6.750       712       646,500     58.77     100.00  100.00

$650,001 to $700,000       1             664,500          1.28           6.375       666       664,500     75.00     100.00  100.00
                         ---         -----------       ------           -----        ---      --------    -----      -----   -----
TOTAL:                   326         $52,024,861       100.00%          7.517%       685      $159,585    83.22%     88.64%  57.20%
                         ===         ===========       ======           =====        ===      ========    =====      =====   =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $20,000 to approximately $664,500 and the average outstanding principal balance of the Mortgage Loans was approximately $159,585.





PRODUCT TYPES

                                    AGGREGATE                                   WEIGHTED    AVERAGE     WEIGHTED
                     NUMBER OF      PRINCIPAL        PERCENT OF       WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                      MORTGAGE       BALANCE          MORTGAGE        AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
PRODUCT TYPES          LOANS       OUTSTANDING          POOL           COUPON     SCORE   OUTSTANDING     LTV        DOC       IO
-------------          -----       -----------          ----           ------     -----   -----------     ---        ---       --
15 Year Fixed Loans     114         $11,507,516         0.59%         6.976%      648     $100,943       70.49%     58.10%   12.07%

30 Year Fixed Loans       2             260,945          0.01          7.895      624      130,473        94.54       0.00     0.00

6 Month LIBOR ARM     1,274         191,402,693          9.74          7.201      647      150,238        78.44      73.15    14.70

1/29 LIBOR ARM           14           4,497,664          0.23          6.255      667      321,262        79.08      46.67   100.00

2/28 LIBOR ARM            8           2,491,598          0.13          6.652      692      311,450        82.38      46.98     0.00

3/27 LIBOR ARM        5,865       1,341,274,029         68.25          6.828      655      228,691        80.47      59.13    72.24

5/25 LIBOR ARM        1,642         344,417,663         17.53          6.744      658      209,755        80.52      68.48    67.92
                      -----      --------------       ------          -----       ---     --------       -----      -----    -----
TOTAL:                9,194      $1,965,157,627       100.00%         6.838%      656     $213,743       80.13%     62.60%   65.65%
                      =====      ==============       ======          =====       ===     ========       =====      =====    =====

ADJUSTMENT TYPE

                                      AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF      PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                        MORTGAGE       BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
ADJUSTMENT TYPE          LOANS       OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC       IO
---------------          -----       -----------       ----      ------     -----   -----------     ---        ---       --
ARM                     7,800      $1,761,375,766     89.63%     6.797%      657       $225,817    80.37%     61.48%  71.56%

Fixed Rate              1,394         203,781,861      10.37      7.191      647        146,185     78.03      72.29   14.62
                        -----      --------------    ------      -----       ---       --------    -----      -----   -----
TOTAL:                  9,194      $1,965,157,627    100.00%     6.838%      656       $213,743    80.13%     62.60%  65.65%
                        =====      ==============    ======      =====       ===       ========    =====      =====   =====





AMORTIZATION TYPE

                                       AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF      PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                         MORTGAGE       BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
AMORTIZATION TYPE         LOANS       OUTSTANDING      POOL        COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-----------------         -----       -----------      ----        ------     -----   -----------     ---        ---        --
Fully Amortizing         4,340        $674,651,978    34.33%        7.099%      641     $155,450    80.31%     61.94%      0.00%

60 Month Interest-Only   4,850       1,289,894,943     65.64         6.701      664      265,958     80.03      62.93     100.00
                         -----      --------------   ------         -----       ---     --------    -----      -----      -----
TOTAL:                   9,194      $1,965,157,627   100.00%        6.838%      656     $213,743    80.13%     62.60%     65.65%
                         =====      ==============   ======         =====       ===     ========    =====      =====      =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF     PRINCIPAL       PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                         MORTGAGE      BALANCE         MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
GEOGRAPHIC LOCATION       LOANS      OUTSTANDING         POOL         COUPON     SCORE   OUTSTANDING     LTV        DOC       IO
-------------------       -----      -----------         ----         ------     -----   -----------     ---        ---       --
Alabama                     1            $49,926        0.10%        7.500%       631       $49,926    80.00%    100.00%     0.00%

Arizona                     4            838,674         1.61         7.499       708       209,668     88.88     100.00     81.44

Arkansas                    4            145,149         0.28         7.873       732        36,287     90.00     100.00      0.00

California                 54         15,173,340        29.17         7.317       680       280,988     81.70      93.48     72.03

Colorado                    2            344,000         0.66         7.881       597       172,000     80.00     100.00    100.00

Delaware                    1            130,910         0.25         7.625       777       130,910     95.00     100.00      0.00

Florida                    53          8,676,962        16.68         7.568       681       163,716     82.95      84.65     61.59

Georgia                    16          2,452,749         4.71         7.755       685       153,297     87.51      86.01     58.81

Idaho                       1            302,020         0.58         7.500       661       302,020     90.00     100.00      0.00

Illinois                   26          3,247,261         6.24         7.622       700       124,895     86.29      90.22     32.68

Indiana                     6            389,646         0.75         8.202       667        64,941     86.89     100.00     24.43

Kansas                      1             60,300         0.12         7.999       665        60,300     90.00     100.00    100.00

Kentucky                    3            133,817         0.26         7.941       674        44,606     91.62     100.00      0.00

Maine                       1             35,947         0.07         8.125       710        35,947     90.00     100.00      0.00

Maryland                    7            882,552         1.70         8.306       740       126,079     93.50     100.00     11.22

Massachusetts               2            536,803         1.03         8.215       644       268,402     82.33     100.00     72.09

Michigan                   18          1,671,371         3.21         7.752       704        92,854     88.92      87.98     39.03

Minnesota                   8          2,043,161         3.93         7.216       723       255,395     82.63     100.00     91.16

Missouri                    3            157,811         0.30         7.460       719        52,604     77.16     100.00     53.23

Nebraska                    3            350,464         0.67         7.375       669       116,821     90.00     100.00      0.00

Nevada                      5          1,043,750         2.01         7.267       666       208,750     84.50      85.74    100.00

New Jersey                  6          1,580,106         3.04         7.787       689       263,351     72.58      75.35     18.99

New Mexico                  1            121,400         0.23         7.750       651       121,400     89.99     100.00    100.00

New York                   23          2,284,729         4.39         7.654       668        99,336     79.60      93.62     24.06

North Carolina              5            427,071         0.82         7.537       693        85,414     81.81     100.00     64.97

Ohio                       22          1,702,151         3.27         7.539       695        77,370     83.49      84.47     52.56

Oklahoma                    1             56,250         0.11         8.125       695        56,250     90.00     100.00    100.00

Oregon                      7          1,015,164         1.95         7.272       682       145,023     83.06     100.00     73.48

Pennsylvania                6            387,588         0.75         7.577       651        64,598     84.50     100.00     40.57

South Carolina              2            164,525         0.32         6.927       639        82,263     80.00      58.25      0.00

South Dakota                2            165,412         0.32         7.530       692        82,706     80.00     100.00     23.70

Tennessee                   3            171,092         0.33         7.818       693        57,031     91.51     100.00      0.00

Texas                       8          1,058,347         2.03         7.873       703       132,293     84.11      52.67      0.00

Utah                        4            448,020         0.86         7.477       701       112,005     81.28      89.86     28.78

Virginia                    3            842,287         1.62         7.443       695       280,762     82.88      45.86     54.14

Washington                  9          2,479,158         4.77         7.312       683       275,462     83.18      71.35     73.38

Wisconsin                   5            454,947         0.87         8.047       650        90,989     78.15     100.00     27.70
                          ---        -----------      ------         -----        ---      --------    -----      -----     -----
TOTAL:                    326        $52,024,861      100.00%        7.517%       685      $159,585    83.22%     88.64%    57.20%
                          ===        ===========      ======         =====        ===      ========    =====      =====     =====


(1) No more than approximately 1.56% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                            NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL            MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
LOAN-TO-VALUE RATIOS          LOANS      OUTSTANDING      POOL       COUPON     SCORE   OUTSTANDING     LTV        DOC       IO
--------------------          -----      -----------      ----       ------     -----   -----------     ---        ---       --
20.01% to 30.00%               1            $45,432     0.09%        7.500%     652      $45,432      29.93%      0.00%     0.00%

30.01% to 40.00%               1            111,000      0.21         7.625     575      111,000       34.69     100.00    100.00

40.01% to 50.00%               3            791,383      1.52         7.646     723      263,794       46.53      50.79     43.85

50.01% to 60.00%               9          1,820,905      3.50         6.897     674      202,323       56.89      93.97     43.74

60.01% to 70.00%              22          2,609,575      5.02         7.355     642      118,617       67.33      86.83     25.95

70.01% to 75.00%              14          3,199,860      6.15         6.907     659      228,561       74.33      71.10     64.22

75.01% to 80.00%              99         16,278,352     31.29         7.102     673      164,428       79.89      81.03     58.78

80.01% to 85.00%              23          2,597,272      4.99         7.827     676      112,925       84.81      61.10     68.60

85.01% to 90.00%             107         16,874,497     32.44         7.898     687      157,706       89.98     100.00     58.74

90.01% to 95.00%              47          7,696,584     14.79         7.897     737      163,757       95.00     100.00     58.62
                             ---        -----------   ------         -----      ---     --------      -----      -----     -----
TOTAL:                       326        $52,024,861   100.00%        7.517%     685     $159,585      83.22%     88.64%    57.20%
                             ===        ===========   ======         =====      ===     ========      =====      =====     =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 29.93% to 95.00%.





LOAN PURPOSE

                                      AGGREGATE                                 WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                         MORTGAGE      BALANCE        MORTGAGE        AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
LOAN PURPOSE              LOANS      OUTSTANDING        POOL           COUPON     SCORE   OUTSTANDING     LTV        DOC       IO
------------              -----      -----------        ----           ------     -----   -----------     ---        ---       --
Purchase                  234        $36,636,129      70.42%          7.714%      695      $156,565     87.07%     87.37%   58.36%

Refinance - Cashout        78         12,963,476       24.92           7.026      659       166,198      75.08      91.34    56.55

Refinance - Rate Term      14          2,425,256        4.66           7.173      678       173,233      68.60      93.37    43.15
                          ---        -----------     ------           -----       ---      --------     -----      -----    -----
TOTAL:                    326        $52,024,861     100.00%          7.517%      685      $159,585     83.22%     88.64%   57.20%
                          ===        ===========     ======           =====       ===      ========     =====      =====    =====


PROPERTY TYPE

                                            AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                               NUMBER OF    PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                                MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
PROPERTY TYPE                    LOANS     OUTSTANDING      POOL       COUPON     SCORE   OUTSTANDING     LTV        DOC       IO
-------------                    -----     -----------      ----       ------     -----   -----------     ---        ---       --
Single Family Residence           203       $30,663,783    58.94%      7.490%     689     $151,053      83.66%     89.50%    60.13%

2-4 Family                         59         8,831,603     16.98       7.554     685      149,688       83.60      91.68     43.79

Planned Unit Development           34         7,481,108     14.38       7.705     668      220,033       84.39      80.22     60.05

Condo                              30         5,048,367      9.70       7.343     690      168,279       78.18      90.52     58.64
                                  ---       -----------   ------       -----      ---     --------      -----      -----     -----
TOTAL:                            326       $52,024,861   100.00%      7.517%     685     $159,585      83.22%     88.64%    57.20%
                                  ===       ===========   ======       =====      ===     ========      =====      =====     =====

DOCUMENTATION

                                      AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF     PRINCIPAL    PERCENT OF       WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                         MORTGAGE      BALANCE      MORTGAGE        AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
DOCUMENTATION             LOANS      OUTSTANDING      POOL           COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-------------             -----      -----------      ----           ------     -----   -----------     ---        ---        --
Full Documentation        283        $46,113,161    88.64%          7.518%       684     $162,944      84.14%    100.00%    57.71%

No Income Verification     43          5,911,700     11.36           7.510       696      137,481       76.07       0.00     53.23
                          ---        -----------   ------           -----        ---     --------      -----      -----     -----
TOTAL:                    326        $52,024,861   100.00%          7.517%       685     $159,585      83.22%     88.64%    57.20%
                          ===        ===========   ======           =====        ===     ========      =====      =====     =====





OCCUPANCY

                              AGGREGATE                                 WEIGHTED    AVERAGE     WEIGHTED
                 NUMBER OF    PRINCIPAL      PERCENT OF       WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                  MORTGAGE     BALANCE        MORTGAGE        AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
OCCUPANCY          LOANS     OUTSTANDING        POOL           COUPON     SCORE   OUTSTANDING     LTV        DOC       IO
---------          -----     -----------        ----           ------     -----   -----------     ---        ---       --
Investment          326       $52,024,861     100.00%          7.517%     685      $159,585      83.22%     88.64%   57.20%
                    ---       -----------     ------           -----      ---      --------      -----      -----    -----
TOTAL:              326       $52,024,861     100.00%          7.517%     685      $159,585      83.22%     88.64%   57.20%
                    ===       ===========     ======           =====      ===      ========      =====      =====    =====


The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.





MORTGAGE LOAN AGE SUMMARY

                                         AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                            NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
MORTGAGE LOAN                MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
AGE (MONTHS)                  LOANS     OUTSTANDING       POOL       COUPON     SCORE   OUTSTANDING     LTV        DOC       IO
------------                  -----     -----------       ----       ------     -----   -----------     ---        ---       --
1                              1          $173,624      0.33%        7.625%      716     $173,624     95.00%    100.00%    0.00%

2                            300        47,552,570      91.40         7.514      686      158,509      82.92      88.49    57.52

3                             17         3,286,673       6.32         7.531      682      193,334      86.13      98.33    42.47

4                              6           652,694       1.25         7.443      702      108,782      85.27      40.95   100.00

6                              1           163,800       0.31         8.375      682      163,800      90.00     100.00   100.00

7                              1           195,500       0.38         7.625      600      195,500      85.00     100.00   100.00
                             ---       -----------    ------         -----       ---     --------     -----      -----    -----
TOTAL:                       326       $52,024,861    100.00%        7.517%      685     $159,585     83.22%     88.64%   57.20%
                             ===       ===========    ======         =====       ===     ========     =====      =====    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                         NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
PENALTY TERM               LOANS     OUTSTANDING       POOL       COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
------------               -----     -----------       ----       ------     -----   -----------     ---        ---        --
None                       112       $18,568,417     35.69%      7.880%       691     $165,789      85.83%     87.57%    52.29%

12 Months                   23         4,338,707       8.34       7.667       694      188,639       81.10      90.24     77.31

24 Months                  119        19,373,987      37.24       7.294       680      162,807       80.84      89.56     59.22

36 Months                   72         9,743,750      18.73       7.202       683      135,330       83.93      88.11     53.59
                           ---       -----------    ------       -----        ---     --------      -----      -----     -----
TOTAL:                     326       $52,024,861    100.00%      7.517%       685     $159,585      83.22%     88.64%    57.20%
                           ===       ===========    ======       =====        ===     ========      =====      =====     =====


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.





CREDIT SCORES

                              AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                 NUMBER OF    PRINCIPAL     PERCENT OF       WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
RANGE OF          MORTGAGE     BALANCE       MORTGAGE        AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
CREDIT SCORES      LOANS     OUTSTANDING       POOL           COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-------------      -----     -----------       ----           ------     -----   -----------     ---        ---        --
563 to 575           4          $239,907      0.46%            7.742%      573     $59,977     51.00%    100.00%     46.27%

576 to 600          16         2,587,096       4.97             7.769      591     161,693      76.07      97.95      37.09

601 to 625          22         3,021,062       5.81             7.389      619     137,321      72.31      98.84      30.86

626 to 650          45         7,281,327      14.00             7.614      641     161,807      83.05      90.44      49.73

651 to 675          69        12,479,775      23.99             7.433      664     180,866      82.77      88.74      60.26

676 to 700          55         8,151,270      15.67             7.336      690     148,205      83.16      82.84      64.15

701 to 725          43         7,105,579      13.66             7.526      712     165,246      86.14      84.84      62.65

726 to 750          32         4,722,670       9.08             7.582      738     147,583      87.27      90.19      74.39

751 to 775          22         3,672,882       7.06             7.759      764     166,949      90.16      81.31      52.65

776 to 800          16         2,419,579       4.65             7.687      788     151,224      83.81      96.04      50.54

801 to 809           2           343,715       0.66             7.102      807     171,858      82.74     100.00      77.24
                   ---       -----------    ------             -----       ---    --------     -----      -----      -----
TOTAL:             326       $52,024,861    100.00%            7.517%      685    $159,585     83.22%     88.64%     57.20%
                   ===       ===========    ======             =====       ===    ========     =====      =====      =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 563 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 685.





GROSS MARGINS

                                  AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                    NUMBER OF     PRINCIPAL     PERCENT OF       WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
RANGE OF             MORTGAGE      BALANCE       MORTGAGE        AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
GROSS MARGINS         LOANS      OUTSTANDING       POOL           COUPON     SCORE   OUTSTANDING     LTV        DOC       IO
-------------         -----      -----------       ----           ------     -----   -----------     ---        ---       --
4.501% to 5.000%      30         $6,320,005     13.68%            6.596%      667      $210,667    77.12%     79.48%    79.32%

5.001% to 5.500%      82         17,070,916      36.96             7.359      681       208,182     82.36      86.05     74.04

5.501% to 6.000%      72         12,419,416      26.89             7.602      681       172,492     85.21      96.61     53.85

6.001% to 6.500%      67          8,214,546      17.78             7.918      707       122,605     86.30      83.68     41.81

6.501% to 7.000%      14          1,939,107       4.20             8.339      715       138,508     92.71     100.00     70.32

7.001% to 7.500%       3            110,048       0.24             8.578      755        36,683     95.00     100.00      0.00

7.501% to 8.000%       1            117,362       0.25             8.000      721       117,362     94.99     100.00      0.00
                     ---        -----------    ------             -----       ---      --------    -----      -----     -----
TOTAL:               269        $46,191,399    100.00%            7.465%      685      $171,715    83.61%     88.22%    63.08%
                     ===        ===========    ======             =====       ===      ========    =====      =====     =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.000% per annum to 7.625% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.671% per annum.

MAXIMUM MORTGAGE RATES

                                   AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                      NUMBER OF    PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
RANGE OF MAXIMUM       MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
MORTGAGE RATES          LOANS     OUTSTANDING      POOL       COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
--------------          -----     -----------      ----       ------     -----   -----------     ---        ---        --
11.501% to 12.000%       5          $917,579     1.99%        5.924%       678     $183,516      78.49%   100.00%    60.76%

12.001% to 12.500%      18         4,352,580      9.42         6.343       677      241,810       77.18     90.58     80.72

12.501% to 13.000%      40         6,760,842     14.64         6.805       689      169,021       76.02     88.00     54.66

13.001% to 13.500%      62        12,076,135     26.14         7.367       685      194,776       83.67     85.91     64.48

13.501% to 14.000%      81        13,947,530     30.20         7.819       687      172,192       86.46     85.24     51.90

14.001% to 14.500%      47         6,772,865     14.66         8.244       692      144,104       89.31     95.06     83.14

14.501% to 15.000%      15         1,310,791      2.84         8.710       658       87,386       87.93     94.61     54.54

15.001% to 15.500%       1            53,078      0.11         9.500       584       53,078       70.00      0.00      0.00
                       ---       -----------   ------         -----        ---     --------      -----     -----     -----
TOTAL:                 269       $46,191,399   100.00%        7.465%       685     $171,715      83.61%    88.22%    63.08%
                       ===       ===========   ======         =====        ===     ========      =====     =====     =====


As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.750% per annum to 15.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.465% per annum.





NEXT RATE ADJUSTMENT DATE

                                  AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                     NUMBER OF    PRINCIPAL    PERCENT OF       WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
NEXT RATE             MORTGAGE     BALANCE      MORTGAGE        AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
ADJUSTMENT DATE        LOANS     OUTSTANDING      POOL           COUPON     SCORE   OUTSTANDING     LTV        DOC       IO
---------------        -----     -----------      ----           ------     -----   -----------     ---        ---       --
March 2006               1          $188,983     0.41%          6.875%       705    $188,983      90.00%    100.00%   100.00%

October 2006             1            85,382      0.18           7.875       705      85,382       95.00     100.00      0.00

May 2007                 1           195,500      0.42           7.625       600     195,500       85.00     100.00    100.00

August 2007              2           251,994      0.55           7.670       715     125,997       86.96      39.28    100.00

September 2007          13         2,719,807      5.89           7.569       681     209,216       85.14      97.98     44.37

October 2007           180        31,690,709     68.61           7.491       683     176,059       83.33      89.36     66.61

November 2007            1           173,624      0.38           7.625       716     173,624       95.00     100.00      0.00

August 2008              4           400,700      0.87           7.301       694     100,175       84.20      42.00    100.00

September 2008           3           377,883      0.82           7.584       671     125,961       91.33     100.00      0.00

October 2008            60         9,470,820     20.50           7.360       691     157,847       83.21      82.82     57.06

October 2010             3           635,998      1.38           7.273       722     211,999       83.63     100.00     59.62
                       ---       -----------   ------           -----        ---    --------      -----      -----     -----
TOTAL:                 269       $46,191,399   100.00%          7.465%       685    $171,715      83.61%     88.22%    63.08%
                       ===       ===========   ======           =====        ===    ========      =====      =====     =====

TOP 10 CITY                                                                                                  WTD AVG   WTD AVG
CONCENTRATIONS                 LOAN COUNT   $ AVGE LOAN AMOUNT  % OF POOL  AGG $ BALANCE        WAC            LTV       FICO
--------------                 ----------   ------------------  ---------  -------------        ---            ---       ----
Los Angeles CA                       4          344,106.83        2.65        1,376,427.32    6.99276          70.9       693
Palmdale CA                          4          254,700.00        1.96        1,018,800.00    7.47681         85.12       694
Atlanta GA                           5          187,942.12        1.81          939,710.58    7.87371         85.81       657
Orlando FL                           6          136,824.96        1.58          820,949.73    7.57561         81.64       675
Chicago IL                           5          149,514.08        1.44          747,570.42    7.62981         84.39       708
Naples FL                            2          353,906.11        1.36          707,812.21    6.73079            80       677
Lancaster CA                         2          334,100.00        1.28          668,200.00      7.999            90       728
Santa Cruz CA                        1          664,500.00        1.28          664,500.00      6.375            75       666
Prior Lake MN                        1          646,500.00        1.24          646,500.00       6.75         58.77       712
Vancouver WA                         2          319,491.61        1.23          638,983.21    7.41186         84.19       682
Other                              294          148,963.97       84.18       43,795,407.54    7.55977         83.94       685
                                   ---          ----------         ---       -------------    -------         -----       ---
TOTAL:                             326          159,585.46         100       52,024,861.01    7.51742         83.22       685
                                   ===          ==========         ===       =============    =======         =====       ===


TOP 10 ZIP                                                                                                   WTD AVG   WTD AVG
CONCENTRATIONS                 LOAN COUNT   $ AVGE LOAN AMOUNT  % OF POOL  AGG $ BALANCE        WAC            LTV       FICO
--------------                 ----------   ------------------  ---------  -------------        ---            ---       ----
93550 CA                             3          270,600.00        1.56          811,800.00    7.31153         83.88       696
93536 CA                             2          334,100.00        1.28          668,200.00      7.999            90       728
95062 CA                             1          664,500.00        1.28          664,500.00      6.375            75       666
55372 MN                             1          646,500.00        1.24          646,500.00       6.75         58.77       712
92392 CA                             3          206,149.60        1.19          618,448.81    7.65565          77.4       653
92307 CA                             2          307,302.63        1.18          614,605.25     7.6331         83.56       651
34102 FL                             1          588,000.00        1.13          588,000.00      6.625            80       685
30312 GA                             2          271,650.00        1.04          543,300.00    7.99531         89.99       689
32937 FL                             2          258,643.51        0.99          517,287.02    7.17325         75.29       674
93311 CA                             2          253,500.00        0.97          507,000.00    6.88166         81.79       665
Other                              307          149,332.96       88.12       45,845,219.93    7.55471         83.71       686
                                   ---          ----------         ---       -------------    -------         -----       ---
TOTAL:                             326          159,585.46         100       52,024,861.01    7.51742         83.22       685
                                   ===          ==========         ===       =============    =======         =====       ===

BACK
DEBT                              AGGREGATE                       WEIGHTED   AVERAGE   WEIGHTED  WEIGHTED
TO                                PRINCIPAL  PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL  AVERAGE    AVERAGE  PERCENT         PERCENT
INCOME           NUMBER OF         BALANCE    MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL  ORIGINAL    FULL  PERCENT  SILENT
RATIO          MORTGAGE LOANS    OUTSTANDING    POOL      COUPON    SCORE  OUTSTANDING   LTV       CLTV      DOC      IO    SECOND
-----          --------------    -----------    ----      ------    -----  -----------   ---       ----      ---      --    ------
0.01 to 5.00        1            $229,500.00   0.44%       8.25%     671     $229,500   90.00%   90.00%    100.00% 100.00%  0.00%
5.01 to 10.00       6            $473,728.62   0.91%       7.52%     709      $78,955   82.64%   82.64%     73.35%  84.49%  0.00%
10.01 to 15.00     11          $2,394,151.68   4.60%       7.55%     681     $217,650   85.36%   85.37%     94.01%  68.17%  0.00%
15.01 to 20.00     11          $2,093,889.84   4.02%       7.37%     688     $190,354   79.50%   79.50%    100.00%  65.61%  0.00%
20.01 to 25.00     23          $4,480,752.73   8.61%       7.58%     705     $194,815   83.16%   83.17%     83.86%  34.81%  0.00%
25.01 to 30.00     26          $4,037,791.85   7.76%       7.78%     692     $155,300   83.85%   83.85%     84.01%  63.22%  0.00%
30.01 to 35.00     28          $3,984,579.97   7.66%       7.61%     688     $142,306   84.94%   84.94%     82.54%  50.43%  0.00%
35.01 to 40.00     44          $6,847,708.21  13.16%       7.47%     676     $155,630   83.63%   83.63%     86.18%  61.41%  0.00%
40.01 to 45.00     62          $9,701,980.47  18.65%       7.35%     682     $156,484   82.77%   82.77%     93.86%  61.89%  0.00%
45.01 to 50.00     69         $11,391,743.16  21.90%       7.50%     686     $165,098   81.49%   81.49%     82.13%  55.38%  0.00%
50.01 to 55.00     45          $6,389,034.48  12.28%       7.59%     679     $141,979   85.34%   85.34%    100.00%  54.53%  0.00%
                  ---         -------------- ------        ----      ---     --------   -----    -----      -----   -----   ----
TOTAL:            326         $52,024,861.01 100.00%       7.52%     685     $159,585   83.22%   83.22%     88.64%  57.20%  0.00%
                  ===         ============== ======        ====      ===     ========   =====    =====      =====   =====   ====